UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ]  Soliciting Material Pursuant to §240.14a-12

PAULSON CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

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PAULSON CAPITAL CORP.
811 SW Naito Parkway, Suite 300
Portland, Oregon 97204
May 2, 2012

Dear Shareholders:

The 2012 Annual Meeting of Shareholders of Paulson Capital Corp. will be held at the offices of our attorneys, Stoll Berne, 209 SW Oak Street, Suite 500, Portland, Oregon 97204 on Thursday, June 7, 2012 at 2:00 p.m. (PDT).

The attached material includes the Notice of Annual Meeting, the Proxy Statement, which describes the business to be transacted at the meeting, the Form of Proxy and our Annual Report to Shareholders for the year ended December 31, 2011. We ask that you give them your careful attention. You may also access such materials at www.proxyvote.com.

As in the past, we will be reporting on our activities and you will have an opportunity to ask questions about our operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the Annual Meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.

Sincerely,

/s/ CHESTER L.F. PAULSON
Chairman of the Board, President
and Chief Executive Officer

PAULSON CAPITAL CORP.
811 SW Naito Parkway, Suite 300
Portland, Oregon 97204
(503) 243-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 7, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Paulson Capital Corp. will be held at the offices of our attorneys, Stoll Berne, 209 SW Oak Street, Suite 500, Portland, Oregon 97204 on Thursday, June 7, 2012 at 2:00 p.m. (PDT) for the following purposes:

1.	To elect five Directors whose term of office will expire in 2013; and
2.	To transact any other business that properly comes before the Annual Meeting and any adjournments or postponements thereof.

Holders of Common Stock of record as of the close of business on April 18, 2012 are entitled to receive notice of and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided or vote by telephone or online. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

By Order of the Board of Directors,

/s/ JACQUELINE M. PAULSON
Secretary
Portland, Oregon
May 2, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 7, 2012: The Proxy Statement and the Accompanying Proxy Card and Annual Report are available at www.proxyvote.com.

PAULSON CAPITAL CORP.
811 SW Naito Parkway, Suite 300
Portland, Oregon 97204
(503) 243-6000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 7, 2012

This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the shareholders of Paulson Capital Corp. in connection with the solicitation of proxies by our Board of Directors for use at our 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of our attorneys, Stoll Berne, 209 SW Oak Street, Suite 500, Portland, Oregon 97204 on Thursday, June 7, 2012 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are first being mailed on or about May 2, 2012 to holders of record on April 18, 2012 of our Common Stock.

This Proxy Statement is being furnished to you with a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2011. We will provide, without charge, additional copies of our Annual Report on Form 10-K to each shareholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Annual Report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company’s Secretary at our executive offices set forth above.

This Proxy Statement, our Annual Report and Form of Proxy are also available at www.proxyvote.com.

Voting Rights

Holders of record at the close of business on April 18, 2012 of our Common Stock, no par value (“Common Stock”), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. Our Articles of Incorporation do not provide for cumulative voting. On April 18, 2012, 5,766,985 shares of our Common Stock were outstanding.

Quorum and Voting Requirements

The presence in person or by proxy at the Annual Meeting of the holders of at least one-third of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present, nominees for the election of directors shall be elected by a plurality of votes. Action on any matter other than the election of directors shall be approved if the votes cast in favor of the proposal exceed the number of votes cast against.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine whether a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors is considered a non-routine matter. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on this proposal. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters.

Methods of Voting

Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Whether or not you expect to attend the Annual Meeting, please take the time to vote your proxy.

You can vote by proxy in the following three ways: by telephone, by Internet or by mail as detailed on the enclosed proxy.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:
(1) “for” the election of each director nominee set forth in this Proxy Statement; and
(2) at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters. If your shares are not voted, they will not be counted in determining the number of votes cast. Shares represented by such “broker non-votes” will, however, be counted for determining whether there is a quorum.

Revoking Your Proxy

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of Paulson Capital Corp., by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof. The mere presence at the Annual Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the shareholder or, if no instructions are indicated, will be voted FOR the slate of directors.

Proxy Solicitation

All expenses in connection with this solicitation, which are expected to be immaterial, will be borne by us. In addition to solicitation by mail, proxies may be solicited by our directors, officers or other employees by telephone, fax, in person or otherwise without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such entities for their reasonable out-of-pocket expenses in forwarding such material.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Form 8-K to be filed after the Annual Meeting.

Driving Directions to Annual Meeting

For driving directions to the Annual Meeting, you may contact Barbara James at 503-243-6000.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2012, certain information furnished to us with respect to beneficial ownership of our common stock of (i) each director; (ii) the “named executive officers” (as defined under “Executive Compensation”); (iii) all persons known by us to be beneficial owners of more than 5% of our common stock; and (iv) all current executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them. Unless otherwise indicated, the address of each holder is 811 SW Naito Parkway, Suite 300, Portland, Oregon 97204.

	Common Stock (1)
	Number of	Percent of Shares
Name of Beneficial Owner	Shares (2)	Outstanding
Chester L.F. and Jacqueline M. Paulson (3)	1,260,514	21.9%
Steve H. Kleemann	714,200	12.3%
Charles L.F. Paulson (5)	608,591	10.5%
Erick J.C. Paulson (5)	604,598	10.4%
Kellie M. Davis (5)	598,590	10.3%
Charles P.A. Paulson (4)	388,278	6.7%
Shannon P. Pratt, D.B.A.	81,054	1.4%
Paul F. Shoen	56,881	*
Trent Davis	15,000	*
Chris Schreiber	15,000	*

All current executive officers and directors as a group (10 persons)	2,774,440	46.8%

  *Less than one percent

(1)
Applicable percentage of ownership is based on 5,766,985 shares of common stock outstanding as of April 1, 2012 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares.

(2)	Includes options exercisable or exercisable within 60 days of April 1, 2012 as follows:

Chester L.F. and Jacqueline M. Paulson	-
Steve H. Kleemann	25,000
Charles L.F. Paulson	38,334
Erick J.C. Paulson	28,333
Kellie M. Davis	28,333
Charles P.A. Paulson	-
Paul F. Shoen	25,000
Shannon P. Pratt, D.B.A.	25,000
Trent Davis	15,000
Chris Schreiber	15,000

All current executive officers and directors as a group	158,334

(3)	Includes 1,140,514 shares held by the Paulson Family LLC.
(4)	Charles P.A. Paulson holds the shares as trustee for his living trust.
(5)	Represents shares held as a member of the Paulson Family LLC and options as detailed in Note 2.

ELECTION OF DIRECTORS
(Proposal No. 1)

As recommended and approved by the Nominating and Governance Committee, the Board of Directors has recommended and nominated our five current directors, Messrs. Chester L.F. Paulson, Kleemann, Charles L.F. Paulson and Shoen and Dr. Pratt to serve until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified. The persons named on the enclosed proxy (the proxy holders) will vote for election of the nominees unless you have withheld authority for them to do so on your proxy card. If the nominees are unable or decline for good cause to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

Vote Required

If a quorum of shareholders is present at the Annual Meeting, the five nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting will be elected directors.

Recommendation

The Board of Directors recommends that shareholders vote FOR the re-election of Messrs. Chester L.F. Paulson, Kleemann, Charles L.F. Paulson and Shoen and Dr. Pratt.

The following table sets forth the names of the nominees for election as a director. Also set forth is certain information with respect to each such person’s age as of April 18, 2012, principal occupation or employment during the past five years and the year in which they were elected to serve as a director of Paulson Capital Corp.

Name	Age	Has Been a Director Since
Chester L.F. Paulson	76	1970
Steve H. Kleemann	71	2001
Charles L.F. Paulson	58	2007
Shannon P. Pratt, D.B.A.	78	1998
Paul F. Shoen	55	1998

Chester L.F. Paulson founded Paulson Capital Corp. in 1970 and has served as its Chairman, President and CEO since that time. Mr. Paulson is also the Co-Founder of Paulson Capital Corp.’s wholly-owned subsidiary, Paulson Investment Company, Inc. (originally Paulson Trading Company), and served as its Chairman until July 2010. We consider Chester L.F. Paulson a valuable Board member due to his significant holdings of our Common Stock, as well as the fact that he has been involved in the securities business since 1963. In addition, he has, in the past, served on the boards of other publicly traded companies, which we feel is valuable experience for our Board. Mr. Paulson has been actively involved in the investment banking, financial consulting and project funding for over 40 years. In 1959, Mr. Paulson started his career as a securities trader for June S. Jones Company in Portland, Oregon. Mr. Paulson served in the United States Army as a member of the Army Security Agency and graduated from the University of Oregon with a B.S. in Economics. He furthered his education at the University of Portland where he obtained his Master’s Degree in Business Administration. He currently is a member of the Securities Traders Association, the Southern California Investment Association and the National Investment Bankers Association (“NIBA”).

Steve H. Kleemann has been a private investor and entrepreneur focusing on the areas of finance and investments since 1966. Because of this experience, we consider Mr. Kleeman a valuable Board member. He also brings to the Board ten years of experience working in the securities industry in institutional sales, research and overseeing trading departments. He also routinely attends securities conferences in order to keep informed of current events. Mr. Kleemann has a B.S. degree in Finance from the University of Southern California.

Charles L.F. Paulson was named Chairman of Paulson Investment Company, Inc. in August 2010. Mr. Paulson is the eldest son of our Founder and Chairman, Chester L.F. Paulson and the stepson of Mrs. Jacqueline M. Paulson. He began his career with Paulson Investment Company in 1974. During this time, he served as the Head Trader and continues to serve as the Senior Vice President of Proprietary Trading. His duties include overseeing trading of the firm’s investment accounts and advising senior management on market dynamics and trends that may affect or impact the value of its holdings. Mr. Paulson has served as a member of Paulson Investment Company, Inc.’s Board of Directors since 1994 and Paulson Capital Corp.’s Board of Directors since 2007. We believe that this experience makes Mr. Paulson a valuable Board member. FINRA Licenses include: Series 7, 24, 55 and 63.

Shannon P. Pratt, D.B.A. has been the Chairman and CEO of Shannon Pratt Valuations, Inc., a business valuation and financial advisory services firm, since January 2004. From 1995 to October 2005, Dr. Pratt was Managing Owner of Business Valuation Resources. Dr. Pratt is a Lifetime Member Emeritus of the Business Valuation Committee of the American Society of Appraisers. He is also a Lifetime Member Emeritus of the Valuation Advisory Committee of The ESOP Association. Dr. Pratt has received the prestigious Magna Cum Laude award of the National Association of Certified Valuation Analysts for service to the business valuation profession, and he is also the first life member of the Institute of Business Appraisers. Dr. Pratt is a member and a past President of the Portland Society of Financial Analysts, the recipient of the 2002 Distinguished Achievement Award, a member of the Association for Corporate Growth and a past trustee of The Appraisal Foundation. Dr. Pratt holds a Doctor of Business Administration (D.B.A.) from Indiana University with a major in Finance and is also a Chartered Financial Analyst (CFA). Broadly published, he has either authored or co-authored ten books on the subject of business valuation, as well as many other articles, newsletters and papers. Based on the above, we believe that Dr. Pratt brings valuable experience in business valuations and financial analysis to our Board.

Paul F. Shoen is a private investor and also founded and has served as the Chairman of Pantechnicon Aviation, Ltd., a company that buys and sells aircraft, since 1995. Although he is no longer associated with them, over a 15 year period, Mr. Shoen served as a member of various Boards of Directors at the parent and subsidiary levels of Amerco, Inc., including the operational, real estate and insurance companies. He also served in various executive capacities within Amerco, including as President and Vice-President of U-Haul International. Mr. Shoen attended College of the Holy Cross where he earned a B.A. in Psychology.  He has also taken graduate-level business courses at the University of Chicago. Mr. Shoen is also the Director of the Paul F. Shoen Foundation, a charitable organization. We believe that Mr. Shoen’s experience on other company boards and as a private investor is valuable to our Board.

DIRECTOR INDEPENDENCE AND LEADERSHIP STRUCUTURE

The Board of Directors has determined that each of Dr. Pratt and Messrs. Kleemann and Shoen are “independent directors” under Nasdaq Stock Market Marketplace Rule 5605(b)(1). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) related to audit committee member independence.

The positions of Chief Executive Officer and Chairman of the Board are filled by a single individual, Mr. Chester L.F. Paulson. Chester L.F. Paulson holds an MBA and has been involved in the securities business since 1963. He has, in the past, served on the boards of other publicly traded companies.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Chairman of our Board of Directors, Chester L.F. Paulson, is the founder of Paulson Capital Corp. and serves as our Chief Executive Officer. The Board of Directors determined that it was in the best interests of our stockholders for Mr. Chester L.F. Paulson to continue to serve as Chairman of the Board, given the depth of his experience with our firm and our industry. The independent members of our Board of Directors have not chosen to appoint a “lead independent director.” Our Board of Directors reviews the structure of our Board of Directors and its committees each year as a part of its annual self evaluation process, and, in that context, considers, among other things, issues of structure and leadership. The Board of Directors is satisfied that its current structure and processes are well suited for our company, given its simple business model, size and stock ownership.

The Board of Directors is responsible for risk management and oversight. The Audit Committee is responsible for monitoring risk management and receives regular reports on risk matters, including financial, legal and regulatory risks, at its meetings. In addition, the Audit Committee has regular discussions with the Chief Financial Officer and external auditors to discuss issues related to risk management. The Audit Committee, in turn, reports any material risk issues to the full Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held three meetings during the year ended December 31, 2011. During 2011, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member. Although we do not maintain a formal policy regarding director attendance at our annual meeting of shareholders, members of the Board of Directors are encouraged to attend. All of the members of the Board of Directors attended our 2011 annual meeting of shareholders.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Audit Committee.  During 2011, our Audit Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Audit Committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with our independent accountants on the accounting principles and auditing practices used for our financial statements and makes recommendations to the Board of Directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The Board of Directors has determined that all members of our Audit Committee are independent under the rules of the Nasdaq Capital Market, and that Dr. Pratt qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee held three meetings during 2011. The Audit Committee Charter is available on our website at www.paulsoninvestment.com.

Compensation Committee. During 2011, our Compensation Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Compensation Committee is primarily responsible for reviewing the compensation of our executive officers, including the Chief Executive Officer, and for administering our stock option plan. The Board of Directors has determined that all members of our Compensation Committee are independent under the rules of the Nasdaq Capital Market. The Compensation Committee did not hold any meetings during 2011. The Compensation Committee does not have a charter.

Nominating and Governance Committee. During 2011, our Nominating and Governance Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Nominating and Governance Committee is responsible for i) nominating and recommending nominees for the Board of Directors and submitting the names of such nominees to the full Board of Directors for their approval; ii) evaluating the composition, size and governance of the Board of Directors and its committees and making recommendations regarding future planning and appointment of directors to the committees; and iii) establishing a policy for considering shareholder nominees for election to our Board of Directors. The Board of Directors has determined that all members of our Nominating and Governance Committee are independent under the rules of the Nasdaq Capital Market. The Nominating and Governance Committee did not hold any meetings during 2011. The Nominating and Governance Committee Charter is available on our website at www.paulsoninvestment.com.

PROCEDURES FOR SELECTING AND NOMINATING DIRECTOR CANDIDATES

In evaluating the appropriate characteristics of candidates for service as a director, the Nominating and Governance Committee (the “Committee”) takes into account many factors. At a minimum, director candidates must demonstrate high standards of ethics, integrity and professionalism, independence, sound judgment, community leadership and meaningful experience in business, law or finance or other appropriate endeavor. In addition, the candidates must be committed to representing the long-term interests of our shareholders. In addition to these minimum qualifications, the Committee also considers other factors it deems appropriate based on the current needs of the Board of Directors, including specific business and financial expertise currently desired on the Board of Directors and experience as a director of a public company. The Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Committee believe that it is essential that Board members represent diverse viewpoints. With these factors and characteristics in mind, the Committee will generally begin its search by seeking nominations from existing members of the Board of Directors and management. The Committee will also reassess the qualifications of a director, including the director’s past contributions to the Board of Directors and the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection to another term.

Our Board of Directors has adopted procedures by which stockholders may recommend nominees to the Board of Directors. The Committee will consider any director candidate recommended by shareholders on the same basis as it considers other director candidates. Shareholders may also submit a letter and relevant information about the candidate to the Secretary at Paulson Capital Corp., 811 SW Naito Parkway, Suite 300, Portland, Oregon 97204.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Any shareholder may contact our Board of Directors (or any individual director) in writing by addressing the communication to: Board of Directors, Paulson Capital Corp., c/o Corporate Secretary, 811 S.W. Naito Parkway, Suite 300, Portland, Oregon 97204.

DIRECTOR COMPENSATION

During 2011, each non-employee Director received $3,750 for each quarter of Board service. In addition, Dr. Pratt received $11,500 during 2011 for his assistance as a “financial expert.” Non-employee Directors are also reimbursed for travel and incidental expenses incurred for attending our Board of Director meetings. Mr. Chester L.F. Paulson and Mr. Charles L.F. Paulson have never received any additional compensation for their service on the Board of Directors. The following table summarizes compensation earned by non-employee members of our Board of Directors related to their 2011 service:

Name	Fees Earned or Paid in Cash	Total
Steve H. Kleemann	$15,000	$15,000
Shannon P. Pratt, D.B.A.	26,500	26,500
Paul F. Shoen	15,000	15,000

Equity incentive awards outstanding at December 31, 2011 for each non-employee director were as follows:

Name	Option Awards (#)
Steve H. Kleemann	25,000
Shannon P. Pratt, D.B.A.	25,000
Paul F. Shoen	25,000

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics is posted at our Internet website, located at www.paulsoninvestment.com. Furthermore, if disclosure of an amendment or waiver to our code of ethics is required by Item 5.05 of Form 8-K, we intend to satisfy such disclosure either by timely filing a Form 8-K or by posting such information at the same Internet website.

EXECUTIVE OFFICERS

The following table identifies the executive officers of Paulson Capital Corp. and its 100% owned operating subsidiary, Paulson Investment Company, Inc., as of April 18, 2012, the positions they hold and the year in which they became an employee. Officers are appointed by their respective Boards of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Employee Since
Chester L.F. Paulson	76	Chairman of the Board, President and Chief Executive Officer of Paulson Capital Corp.	1970

Jacqueline M. Paulson	73	Secretary and Treasurer of Paulson Capital Corp.	1970

Charles L.F. Paulson	58	Chairman of the Board of Paulson Investment Company, Inc.	1974

Trent Davis	44	President, CEO and Chief Compliance Officer of Paulson Investment Company, Inc.	1991

Lorraine Maxfield	61	Senior Vice President, Corporate Finance, Paulson Investment Company, Inc.	1983

Murray Smith	41	Chief Financial Officer of Paulson Capital Corp. and Paulson Investment Company, Inc.	2006

There are no family relationships between our officers and directors other than the following:

•	Chester L.F. Paulson and Jacqueline M. Paulson being husband and wife;
•	Charles L.F. Paulson is the son of Chester L.F. Paulson and stepson of Jacqueline M. Paulson; and
•	Trent Davis is the son-in-law of Chester L.F. Paulson and Jacqueline M. Paulson.

For biographical information on Chester L.F. Paulson and Charles L.F. Paulson, see “Election of Directors” above.

Jacqueline M. Paulson is the wife of Chester L.F. Paulson. Mrs. Paulson co-founded Paulson Investment Company, Inc. along with her husband, Chester Paulson, in 1970. From 1970 until 2009, Mrs. Paulson served as a Director for both Paulson Capital Corp. and Paulson Investment Company, Inc. Mrs. Paulson became Secretary and Treasurer of both Paulson Capital Corp. and Paulson Investment Company, Inc. in 1976. Mrs. Paulson earned a B.A. in Education from Linfield College and completed graduate coursework at the University of Washington.

Trent Davis joined Paulson Investment Company, Inc. in 1991 in our Operations Department, in 1992 moved to equity trading and, in 1996, was promoted to Senior Vice President, Syndicate/National Sales Department. In July 2005, Mr. Davis was promoted to President and CEO of Paulson Investment Company, Inc., and became the Chief Compliance Officer in April 2012. Mr. Davis served as a board member and Chairman of the National Investment Banking Association during 2003. Mr. Davis holds a B.S. in Business and Economics from Linfield College and has earned a Master’s Degree in Business Administration from the University of Portland. FINRA Licenses include:  Series 7, 24, 63 and 66.

Lorraine Maxfield joined Paulson Investment Company, Inc. in 1983 as a junior research analyst. In January 1993, Ms. Maxfield was promoted to Vice President of Research and, in March 1995, was promoted to Senior Vice President of Research. Subsequently, Ms. Maxfield was promoted to Senior Vice President, Corporate Finance. Ms. Maxfield worked as a junior high school teacher for seven years before joining Paulson, teaching classes in English literature, grammar, speech and drama. Ms. Maxfield attended the University of Oregon where she earned a B.A. in English and an M.A. in English Education, and later returned to the University of Oregon to earn her Master’s Degree in Business Administration. Ms. Maxfield is also a Chartered Financial Analyst (CFA). FINRA Licenses include: Series 7, 24 and 63.

Murray Smith became Chief Financial Officer for Paulson Capital Corp. and Paulson Investment Company, Inc. in September 2010. Since August 2006, Mr. Smith has managed Paulson Capital Corp.’s Sarbanes-Oxley compliance program and Rule 3012 Compliance. He also consulted on the profit sharing plan and other accounting projects. Mr. Smith began his career as an Auditor with Allegheny Teledyne Inc. from July 1993 to October 1996 and with Arthur Andersen LLP from November 1996 to December 2000. From January 2001 to July 2006, Mr. Smith served as the Compensation and Benefits Accounting Controller and Sarbanes-Oxley Compliance Manager for Intel Corporation. In addition, Mr. Smith has worked as Controller of Calypte Biomedical Corp., Sarbanes-Oxley Consultant for AVI BioPharma, Inc., and Chief Financial Officer for Jewett-Cameron Trading Company. Mr. Smith earned a B.A. in Business Administration from the University of Washington. He is a Certified Public Accountant (CPA) and Certified Fraud Examiner (CFE). FINRA Licenses include: Series 7, 27 and 66.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our (i) Principal Executive Officer (“PEO”); and (ii) our two next most highly compensated executive officers, other than our PEO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation was greater than $100,000; (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compen-sation ($)(2)	Total ($)
Chester L.F. Paulson	2011	$114,000	$-	$11,536	$15,041	$140,577
Chairman, President	2010	114,000	-	40,209	33,005	187,214
and CEO of Paulson Capital Corp. (“PEO”)	2009	108,500	-	11,154	34,856	154,510

Trent Davis	2011	60,000	-	151,293	9,901	221,194
President and CEO of	2010	58,742	-	178,095	25,128	261,965
Paulson Investment	2009	42,285	7,350	115,888	26,218	191,741
Company, Inc.

Chris Schreiber (3)	2011	86,160	-	130,147	1,267	217,574
Senior VP, National Sales,	2010	85,800	-	133,125	8,752	227,677
Paulson Investment Company, Inc.	2009	77,400	7,350	119,733	10,202	214,685

(1)	Represents commissions earned pursuant to performance-based compensation arrangements.
(2)	All Other Compensation in 2011 included the following:

Name	Warrant Related	Auto Allowance	Total
Chester L.F. Paulson	$3,041	$12,000	$15,041
Trent Davis	1,901	8,000	9,901
Chris Schreiber	1,267	-	1,267

Warrant related compensation relates to the difference between the exercise price of warrants and the fair value of the underlying stock when sold. Such warrants were received in connection with offerings underwritten by Paulson Investment Company, Inc.

(3)	Effective April 13, 2012, Chris Schreiber was no longer an employee of Paulson Investment Company Inc.

Outstanding Equity Awards at December 31, 2011

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($/Sh.)	Option Expiration Date
Chester L.F. Paulson	-	-	-
Trent Davis	15,000	$1.13	06/30/16
Chris Schreiber	15,000	$1.13	06/30/16

Compensation expense is the most significant expense for us. Compensation expense generally follows the increase or decrease in net revenues, reflecting the connection of incentive-based pay to our overall performance.

Our Board of Directors is responsible for establishing our compensation program. The Compensation Committee has been delegated by the Board of Directors to annually review the officer compensation program and approve appropriate modifications to the senior officer compensation packages. The Compensation Committee is responsible for establishing the compensation of the CEO and reviews and approves the recommendations of the CEO regarding compensation and incentive packages of other senior executive officers. The Compensation Committee does not delegate this authority and we do not use compensation consultants.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

This report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any of Paulson Capital Corp.’s filings under the Securities Act of 1933 or the Exchange Act, except to the extent Paulson Capital Corp. specifically incorporates this report by reference herein.

Submitted by the Audit Committee of the Board of Directors:

Mr. Steve Kleemann
Dr. Shannon Pratt (Chair)
Mr. Paul Shoen

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Peterson Sullivan LLP served as our independent registered public accountants for the fiscal years ended December 31, 2011 and December 31, 2010. We utilize the services of Grant Thornton LLP for our tax services. A representative of Peterson Sullivan LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate shareholder questions.

Principal Accounting Firm Fees

We paid the following fees for services performed by Peterson Sullivan LLP in 2011 and 2010:

	2011	% Pre-approved by Audit Committee	2010	% Pre-approved by Audit Committee
Audit Fees(1)(2)	$78,264	100%	$57,410	100%
Audit Related Fees	-	-	-	-
Tax Fees	-	-	-	-
All Other Fees	-	-	-	-
	$78,264		$57,410

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	In 2010, we also paid $20,000 to McGladrey & Pullen, LLP in connection with review of our first and second quarter financial statements prior to their dismissal and the hiring of Peterson Sullivan LLP

Pre-Approval of Audit and Non-Audit Services

The Audit Committee engages the Independent Registered Public Accountants to audit the financial statements of Paulson Capital Corp. Management approves the tax services that are provided by a separate independent registered public accounting firm. Any audit-related or other services required by an independent registered public accounting firm will be discussed with, and approved by, the Audit Committee as needed. The Audit Committee has determined that this practice is compatible with maintaining the principal accountant’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than ten percent of the outstanding shares of our common stock (“ten percent shareholders”), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2011, our officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in proxy materials for our 2013 Annual Meeting must be received at our principal executive offices no later than January 3, 2013 (120 days prior to the anniversary of the mailing of our proxy materials for our 2012 Annual Meeting). To be eligible for inclusion in the 2013 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934. A proxy may confer discretionary authority to vote on any matter received by us after March 19, 2013 (45 days prior to the anniversary of the mailing of our proxy materials for our 2012 Annual Meeting).

HOUSEHOLDING

We are sending only one Annual Report and Proxy Statement to certain street-name shareholders who share a single address, unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Annual Report on Form 10-K or Proxy Statement in the future, you may telephone our Secretary at (503) 243-6000 or write to her at Paulson Capital Corp., 811 SW Naito Parkway, Suite 300, Portland, Oregon 97204. If you are receiving multiple copies of our Annual Report on Form 10-K and Proxy Statement, you may request householding by contacting the Secretary in the same manner.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Please act promptly to insure that you will be represented at this important meeting.

ANNUAL REPORT ON FORM 10-K

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. A copy of the Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report on Form 10-K for the period ended December 31, 2011.

By Order of the Board of Directors:

/s/ JACQUELINE M. PAULSON
Secretary
Dated:  May 2, 2012

PAULSON CAPITAL CORP.
ATTN: BARBARA JAMES
811 SW NAITO PKY., SUITE 300
PORTLAND, OREGON 97204

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All ☐ | Withhold All ☐ | For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Chester L. F. Paulson 02 Steve H. Kleemann 03 Charles L. F. Paulson 04 Shannon P. Pratt DBA 05 Paul F. Shoen

The Board of Directors recommends you vote FOR the following proposal:

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000145534_1 R1.0.0.11699